Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

Third Avenue Focused Credit Fund

Supplement dated February 16, 2012
to Statement of Additional Information dated March 1, 2011

Effective February 16, 2012, the following supplements information on page 16 of the
Fund’s Statement of Additional Information under the heading “Investment Policies.”

SWAP TRANSACTIONS

Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on a reference asset or other value or the value of an asset in return for a periodic payment from the other party based on a different asset or value. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a reference asset or obligation. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swap agreements will tend to shift investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), will result in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules proposed by the CFTC or SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the fund to enter into certain types of derivative transactions.

EQUITY SWAPS

In an equity swap agreement one party typically makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying equity security or securities or an index of equity securities. Some equity swaps may involve both parties' return being based on equity securities and/or indexes.

Supplement dated January 1, 2012
to Statement of Additional Information dated March 1, 2011

Effective January 1, 2012, the following information supplements the Funds’ Statement of Additional Information dated March 1, 2011:

Addition of Portfolio Managers to the Third Avenue International Value Fund

Matthew Fine has joined Amit Wadhwaney as Co-Portfolio Manager of the Third Avenue International Value Fund.

The following information supplements information on page 34 of the SAI under the heading “Other Accounts Managed By the Portfolio Managers.”

As of December 31, 2011, Matthew Fine managed or was a member of the management team for the following accounts (other than the Third Avenue International Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	None	None	None	None

Other Accounts	*

* Matthew Fine manages 4 accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Many, but not all, of the other accounts managed by portfolio managers of the Third Avenue Trust (the “Funds”) have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from management of the investments of the Funds and the investments of other accounts include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Third Avenue Management LLC (“TAM”) for managing certain Funds may be less than the fees payable to TAM for managing other accounts, potentially motivating the portfolio managers to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

The following information supplements information on page 38 of the SAI under the heading “Securities Ownership of Portfolio Managers.”

As of December 31, 2011, the dollar range of securities beneficially owned by Mr. Fine in the Third Avenue International Value Fund is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE PORTFOLIO’S SECURITIES OWNED

Matthew Fine	Third Avenue International Value Fund: $100,000 – $500,000